EX-10.1

                           BAGELL, JOSEPHS & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 SUITES 400-403
                          200 HADDONFILED-BERLIN ROAD
                          GIBBSBORO, NEW JERSEY 08026

                       (856) 346-2828  FAX (856) 346-2882




March 23, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re: Form SB2 Amendment 4

Ladies and Gentlemen:

We hereby consent to the inclusion in the Form SB2 Amendment 4 of INFE-Human Resources, Inc. our audited financial statements for the period May 2, 2002 to November 30, 2002 and our reviewed financial statements for the comparative periods ended August 2003 and August 2002.


/s/   Bagell, Josephs & Company, L.L.C.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey